Exhibit 99.2

Supplemental Financial Information

First Quarter 2022

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2020.

2 of 18

Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2022

This document is a financial supplement to our fourth quarter 2021 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, loss on the extinguishment of debt, transaction-related expenses associated with the purchase of 80% of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges.  We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations.  We exclude the loss on the extinguishment of debt, e-TeleQuote transaction-related expenses, and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results.  We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares prior to the dates they can ultimately be redeemed. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 18

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,096,703	$3,133,860	$3,431,825	$3,056,395	$3,277,830	$3,191,154
Securities held to maturity	1,346,350	1,362,210	1,368,740	1,376,090	1,379,100	1,390,310
Total investments and cash	4,443,053	4,496,070	4,800,565	4,432,485	4,656,930	4,581,464
Due from reinsurers	4,273,904	4,345,483	4,239,510	4,278,322	4,268,419	4,240,481
Deferred policy acquisition costs	2,629,644	2,712,169	2,808,347	2,877,921	2,943,782	2,994,367
Goodwill	—	—	—	224,180	179,154	179,154
Other assets	899,165	921,236	925,621	1,330,620	1,274,946	1,242,457
Separate account assets	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992	2,696,891
Total assets	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222	$15,934,813

Liabilities:
Future policy benefits	$6,790,557	$6,885,115	$6,984,272	$7,057,599	$7,138,649	$7,216,597
Other policy liabilities	984,612	1,020,349	977,373	1,054,925	1,103,642	1,108,047
Income taxes	223,496	235,233	204,197	260,264	241,311	217,326
Other liabilities	618,874	633,719	641,025	668,643	669,631	683,865
Debt obligations	374,415	374,511	499,606	514,702	607,102	598,303
Surplus note	1,345,772	1,361,648	1,368,194	1,375,559	1,378,585	1,389,811
Payable under securities lending	72,154	87,190	80,613	105,264	94,529	93,171
Separate account liabilities	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992	2,696,891
Total liabilities	13,069,401	13,236,666	13,501,107	13,709,563	14,033,442	14,004,011

Redeemable noncontrolling interest	—	—	—	7,631	7,271	4,616

Stockholders’ equity:
Common stock ($0.01 par value) (1)	393	394	394	395	394	388
Paid-in capital	(0)	8,138	12,880	17,454	5,224	(0)
Retained earnings	1,705,786	1,785,037	1,894,539	1,988,324	2,004,506	1,980,467
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	128,128	77,053	96,990	84,701	63,775	(66,439)
Cumulative translation adjustment	1,578	6,570	13,960	8,068	8,611	11,769
Total stockholders’ equity (2)	1,835,885	1,877,192	2,018,764	2,098,941	2,082,510	1,926,185
Total liabilities and stockholders' equity	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222	$15,934,813

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,835,885	$1,877,192	$2,018,764	$2,098,941	$2,082,510	$1,926,185
Less: Net unrealized gains (losses)	128,128	77,053	96,990	84,701	63,775	(66,439)
Adjusted stockholders’ equity	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735
Net Income attributable to Primerica, Inc.	100,084	97,872	128,162	112,456	34,868	81,418
Shareholder dividends	(15,851)	(18,620)	(18,660)	(18,671)	(18,686)	(21,645)
Retirement of shares and warrants	(13,426)	(5,966)	(521)	(88)	(18,829)	(103,862)
Net foreign currency translation adjustment	16,398	4,992	7,390	(5,892)	543	3,158
Other, net	5,864	14,105	5,264	4,662	6,597	14,820
Balance, end of period	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,532,409	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782
General expenses deferred	9,510	10,558	10,055	9,248	9,062	9,519
Commission costs deferred	128,084	134,188	136,085	129,287	124,515	123,739
Amortization of deferred policy acquisition costs	(53,342)	(66,105)	(54,286)	(62,214)	(68,575)	(86,063)
Foreign currency impact and other, net	12,984	3,884	4,324	(6,748)	858	3,390
Balance, end of period	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782	$2,994,367

(1)	Outstanding common shares exclude restricted stock units.
(2)	Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity

4 of 18

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	39,455,948	39,530,691	39,560,786	39,568,470	39,221,003	(234,945)	-0.6%

Net income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$(16,454)	-16.8%
Less income attributable to unvested participating securities	(417)	(525)	(458)	(141)	(337)	80	19.1%
Net income used in computing basic EPS	$97,455	$127,636	$111,997	$34,728	$81,081	$(16,374)	-16.8%
Basic earnings per share	$2.47	$3.23	$2.83	$0.88	$2.07	$(0.40)	-16.3%

Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$(13,797)	-14.2%
Less operating income attributable to unvested participating securities	(414)	(530)	(484)	(472)	(345)	69	16.6%
Adjusted net operating income used in computing basic operating EPS	$96,715	$128,825	$118,224	$116,535	$82,988	$(13,728)	-14.2%
Basic adjusted operating income per share	$2.45	$3.26	$2.99	$2.95	$2.12	$(0.34)	-13.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	39,455,948	39,530,691	39,560,786	39,568,470	39,221,003	(234,945)	-0.6%
Dilutive impact of contingently issuable shares	124,505	121,595	117,923	122,929	110,941	(13,564)	-10.9%
Shares used to calculate diluted EPS	39,580,453	39,652,286	39,678,709	39,691,399	39,331,944	(248,509)	-0.6%

Net income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$(16,454)	-16.8%
Less income attributable to unvested participating securities	(416)	(524)	(457)	(140)	(337)	79	19.1%
Net income used in computing diluted EPS	$97,456	$127,638	$111,998	$34,728	$81,081	$(16,374)	-16.8%
Diluted earnings per share	$2.46	$3.22	$2.82	$0.87	$2.06	$(0.40)	-16.3%

Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$(13,797)	-14.2%
Less operating income attributable to unvested participating securities	(413)	(529)	(483)	(471)	(344)	68	16.6%
Adjusted net operating income used in computing diluted operating EPS	$96,717	$128,827	$118,225	$116,536	$82,988	$(13,728)	-14.2%
Diluted adjusted operating income per share	$2.44	$3.25	$2.98	$2.94	$2.11	$(0.33)	-13.7%

											YOY Q1
	Q1 2021		Q2 2021		Q3 2021		Q4 2021		Q1 2022		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,856,539		$1,947,978		$2,058,852		$2,090,726		$2,004,348		$147,809		8.0%
Average adjusted stockholders' equity (1)	$1,753,948		$1,860,956		$1,968,007		$2,016,488		$2,005,679		$251,731		14.4%

Net income attributable to Primerica, Inc. return on stockholders' equity	21.1%		26.3%		21.8%		6.7%		16.2%		-4.8%		nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	22.3%		27.5%		22.9%		6.9%		16.2%		-6.1%		nm

Adjusted net operating income return on adjusted stockholders' equity	22.2%		27.8%		24.1%		23.2%		16.6%		-5.5%		nm

Capital Structure
Debt-to-capital (2)	16.6%		19.8%		19.7%		22.6%		23.7%		7.1%		nm
Debt-to-capital, excluding AOCI (2)	17.3%		20.8%		20.4%		23.2%		23.2%		5.9%		nm

Cash and invested assets to stockholders' equity	2.4	x	2.4	x	2.1	x	2.2	x	2.4	x	(0.0	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.5	x	2.5	x	2.2	x	2.3	x	2.3	x	(0.2	x)	nm

Share count, end of period (3)	39,414,085		39,443,561		39,470,748		39,367,754		38,751,885		(662,200)		-1.7%
Adjusted stockholders' equity per share	$45.67		$48.72		$51.03		$51.28		$51.42		$5.75		12.6%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		nm		nm
A.M. Best	A+		A+		A+		A+		A+		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm
S&P	A-		A-		A-		A-		A-		nm		nm
A.M. Best	a-		a-		a-		a-		a-		nm		nm

(1)	Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity
(2)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

5 of 18

Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$762,227	$780,299	$785,277	$794,344	$798,666	$36,439	4.8%
Ceded premiums	(395,973)	(413,850)	(401,295)	(405,147)	(399,885)	(3,913)	-1.0%
Net premiums	366,254	366,450	383,983	389,197	398,781	32,526	8.9%
Net investment income	20,052	20,535	20,000	20,001	18,905	(1,148)	-5.7%
Commissions and fees:
Sales-based (1)	98,112	104,716	95,229	103,451	103,242	5,129	5.2%
Asset-based (2)	101,241	108,490	113,558	118,015	113,112	11,871	11.7%
Account-based (3)	21,120	21,848	21,456	22,514	21,541	421	2.0%
Other commissions and fees	13,571	15,635	39,553	44,304	13,905	335	2.5%
Investment (losses) gains	1,766	701	1,410	1,995	751	(1,015)	-57.5%
Other, net	15,595	16,313	18,051	24,616	20,988	5,394	34.6%
Total revenues	637,711	654,687	693,240	724,094	691,225	53,514	8.4%
Benefits and expenses:
Benefits and claims	183,789	168,347	183,425	187,192	187,069	3,280	1.8%
Amortization of DAC	66,105	54,286	62,214	68,575	86,063	19,958	30.2%
Insurance commissions	8,740	8,838	8,412	8,542	7,721	(1,019)	-11.7%
Insurance expenses	48,766	48,579	51,901	53,359	59,509	10,743	22.0%
Sales commissions:
Sales-based (1)	68,594	73,629	67,745	77,390	74,606	6,011	8.8%
Asset-based (2)	46,866	50,488	53,233	55,614	53,366	6,500	13.9%
Other sales commissions	6,434	7,185	8,290	6,839	5,952	(482)	-7.5%
Interest expense	7,145	7,141	7,529	8,804	6,853	(292)	-4.1%
Contract acquisition costs (4)	—	—	23,524	29,264	20,649	20,649	#DIV/0 !
Other operating expenses	72,964	66,730	79,866	77,292	86,434	13,470	18.5%
Goodwill impairment	—	—	—	76,000	—	—	#DIV/0 !
Loss on extinguishment of debt	—	—	—	8,927	—	—	#DIV/0 !
Total benefits and expenses	509,403	485,222	546,138	657,797	588,222	78,819	15.5%
Income before income taxes	128,308	169,465	147,102	66,296	103,003	(25,305)	-19.7%
Income taxes	30,437	41,304	35,663	31,788	24,239	(6,197)	-20.4%
Net income	$97,872	$128,162	$111,439	$34,508	$78,764	$(19,108)	-19.5%
Net income attributable to noncontrolling interests	—	—	(1,017)	(360)	(2,654)	(2,654)	#DIV/0 !
Net Income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$(16,454)	-16.8%

Income Before Income Taxes by Segment
Term Life	$88,236	$116,778	$107,589	$102,019	$91,577	$3,341	3.8%
Investment & Savings Products	63,363	71,154	69,369	70,699	64,560	1,197	1.9%
Senior Health	—	—	(8,489)	(76,561)	(23,085)	(23,085)	#DIV/0 !
Corporate & Other Distributed Products	(23,290)	(18,467)	(21,367)	(29,861)	(30,048)	(6,758)	-29.0%
Income before income taxes	$128,308	$169,465	$147,102	$66,296	$103,003	$(25,305)	-19.7%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.
(4)

Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$36,740	4.9%
Less: Premiums ceded to IPO Coinsurers	249,944	246,874	241,439	239,828	234,614	(15,330)	-6.1%
Term Life adjusted direct premiums	$506,570	$527,626	$538,051	$549,496	$558,640	$52,070	10.3%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(394,550)	$(412,028)	$(399,835)	$(403,184)	$(398,446)	$(3,896)	-1.0%
Less: Premiums ceded to IPO Coinsurers	(249,944)	(246,874)	(241,439)	(239,828)	(234,614)	15,330	6.1%
Term Life other ceded premiums	$(144,606)	$(165,154)	$(158,397)	$(163,356)	$(163,832)	$(19,227)	-13.3%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$20,052	$20,535	$20,000	$20,001	$18,905	$(1,148)	-5.7%
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	nm	nm
Adjusted net investment income	$20,845	$20,705	$20,640	$20,900	$21,004	$159	0.8%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$72,964	$66,730	$79,866	$77,292	$86,434	$13,470	18.5%
Less: eTeleQuote transaction-related costs	—	2,109	10,027	812	900	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	(1,004)	(739)	256	nm	nm
Adjusted other operating expenses	$72,964	$64,620	$70,843	$77,219	$85,278	$12,314	16.9%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$637,711	$654,687	$693,240	$724,094	$691,225	$53,514	8.4%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	nm	nm
Adjusted operating revenues	$636,738	$654,156	$692,470	$722,998	$692,573	$55,835	8.8%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$128,308	$169,465	$147,102	$66,296	$103,003	$(25,305)	-19.7%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	nm	nm
Less: eTeleQuote transaction-related costs	—	(2,109)	(10,027)	(812)	(900)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	nm	nm
Less: Noncontrolling interest before income taxes	—	—	(1,465)	(540)	(3,668)	nm	nm
Less: Goodwill impairment	—	—	—	(76,000)	—	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	nm	nm
Adjusted operating income before income taxes	$127,335	$171,044	$156,819	$150,740	$109,175	$(18,160)	-14.3%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$97,872	$128,162	$111,439	$34,508	$78,764	$(19,108)	-19.5%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	nm	nm
Less: e-TeleQuote transaction-related costs	—	(2,109)	(10,027)	(812)	(900)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	nm	nm
Less: Noncontrolling interest before income taxes	—	—	(1,465)	(540)	(3,668)	nm	nm
Less: Goodwill impairment	—	—	—	(76,000)	—	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	nm	nm
Less: Tax impact of reconciling items	(231)	385	2,449	1,945	1,603	nm	nm
Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$(13,797)	-14.2%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	na	na	$(8,489)	$(76,561)	$(23,085)	na	na
Less: e-TeleQuote transaction-related costs	na	na	(417)	(389)	(399)	na	na
Less: Noncontrolling interest	na	na	(1,465)	(540)	(3,668)	na	na
Less: Goodwill impairment	na	na	—	(76,000)	—	na	na
Adjusted operating income before income taxes	na	na	$(6,608)	$369	$(19,018)	na	na

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(23,290)	$(18,467)	$(21,367)	$(29,861)	$(30,048)	$(6,758)	-29.0%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	nm	nm
Less: e-TeleQuote transaction-related costs	—	(2,109)	(9,610)	(423)	(501)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	nm	nm
Adjusted operating income before income taxes	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(27,943)	$(3,680)	-15.2%
8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$36,740	4.9%
Premiums ceded to IPO coinsurers (1)	(249,944)	(246,874)	(241,439)	(239,828)	(234,614)	15,330	6.1%
Adjusted direct premiums (2)	506,570	527,626	538,051	549,496	558,640	52,070	10.3%
Other ceded premiums (3)	(144,606)	(165,154)	(158,397)	(163,356)	(163,832)	(19,227)	-13.3%
Net premiums	361,964	362,472	379,654	386,140	394,808	32,843	9.1%
Allocated net investment income	8,253	8,751	9,320	10,162	11,445	3,192	38.7%
Other, net	11,810	12,315	12,476	12,369	12,175	365	3.1%
Revenues	382,028	383,537	401,450	408,672	418,428	36,400	9.5%

Benefits and expenses:
Benefits and claims	178,963	162,488	179,696	182,749	182,903	3,940	2.2%
Amortization of DAC	62,584	52,235	59,287	67,344	81,883	19,298	30.8%
Insurance commissions	4,869	4,785	4,345	4,458	3,793	(1,076)	-22.1%
Insurance expenses	47,375	47,252	50,534	52,102	58,272	10,897	23.0%
Benefits and expenses	293,792	266,760	293,862	306,652	326,851	33,059	11.3%
Income before income taxes	$88,236	$116,778	$107,589	$102,019	$91,577	$3,341	3.8%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$401,106	$420,865	$431,022	$440,490	$448,657	$47,551	11.9%
Pre-IPO direct premiums (5)	355,408	353,635	348,468	348,834	344,597	(10,811)	-3.0%
Total direct premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$36,740	4.9%

Premiums ceded to IPO coinsurers	$249,944	$246,874	$241,439	$239,828	$234,614	$(15,330)	-6.1%
% of Pre-IPO direct premiums	70.3%	69.8%	69.3%	68.8%	68.1%	nm	nm

Benefits and claims, net (6)	$323,569	$327,642	$338,093	$346,105	$346,735	$23,166	7.2%
% of adjusted direct premiums	63.9%	62.1%	62.8%	63.0%	62.1%	nm	nm

DAC amortization & insurance commissions	$67,454	$57,020	$63,632	$71,802	$85,676	$18,222	27.0%
% of adjusted direct premiums	13.3%	10.8%	11.8%	13.1%	15.3%	nm	nm

Insurance expenses, net (7)	$35,565	$34,937	$38,057	$39,732	$46,097	$10,532	29.6%
% of adjusted direct premiums	7.0%	6.6%	7.1%	7.2%	8.3%	nm	nm

Total Term Life income before income taxes	$88,236	$116,778	$107,589	$102,019	$91,577	$3,341	3.8%
Term Life operating margin (8)	17.4%	22.1%	20.0%	18.6%	16.4%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	134,907	132,030	132,041	130,023	129,515	(5,392)	-4.0%
New life-licensed representatives	10,833	10,112	9,381	9,296	9,983	(850)	-7.8%
Non-renewal and terminated representatives	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)	4,418	32.2%
Life-insurance licensed sales force, end of period	132,030	132,041	130,023	129,515	130,206	(1,824)	-1.4%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$74.5	$82.6	$70.7	$69.4	$65.5	$(9.0)	-12.1%
Additions and increases in premium	18.0	20.3	19.5	19.1	18.4	0.4	2.0%
Total estimated annualized issued term life premium	$92.5	$103.0	$90.2	$88.5	$83.8	$(8.7)	-9.4%

Issued term life policies	82,667	90,071	75,914	75,203	71,324	(11,343)	-13.7%
Estimated average annualized issued term life premium per policy (1)(2)	$901	$917	$931	$923	$918	$17	1.9%

Term life face amount in-force, beginning of period ($mills)	$858,818	$869,643	$886,519	$894,018	$903,404	$44,586	5.2%
Issued term life face amount (3)	26,643	29,981	26,219	25,678	24,773	(1,870)	-7.0%
Terminated term life face amount	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)	(2,547)	-14.8%
Foreign currency impact, net	1,422	1,602	(2,480)	319	1,242	(180)	-12.6%
Term life face amount in-force, end of period	$869,643	$886,519	$894,018	$903,404	$909,632	$39,989	4.6%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$98,112	$104,716	$95,229	$103,451	$103,242	$5,129	5.2%
Asset-based	101,241	108,490	113,558	118,015	113,112	11,871	11.7%
Account-based	21,120	21,848	21,456	22,514	21,541	421	2.0%
Other, net	2,949	2,958	3,094	3,096	3,144	195	6.6%
Revenues	223,422	238,012	233,337	247,076	241,039	17,616	7.9%

Benefits and expenses:
Amortization of DAC	3,275	1,786	2,580	1,027	3,925	650	19.8%
Insurance commissions	3,572	3,747	3,747	3,839	3,646	74	2.1%
Sales commissions:
Sales-based	68,594	73,629	67,745	77,390	74,606	6,011	8.8%
Asset-based	46,866	50,488	53,233	55,614	53,366	6,500	13.9%
Other operating expenses	37,752	37,207	36,664	38,507	40,936	3,183	8.4%
Benefits and expenses	160,060	166,858	163,968	176,377	176,479	16,419	10.3%
Income before income taxes	$63,363	$71,154	$69,369	$70,699	$64,560	$1,197	1.9%

Financial Analysis

Fees paid based on client asset values (1)	$6,964	$7,535	$7,891	$8,482	$8,037	$1,073	15.4%
Fees paid based on fee-generating positions (2)	10,451	10,021	9,128	9,852	10,948	496	4.7%
Other operating expenses	20,337	19,652	19,645	20,172	21,951	1,614	7.9%
Total other operating expenses	$37,752	$37,207	$36,664	$38,507	$40,936	$3,183	8.4%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.29%	1.28%	1.25%	1.11%	1.20%	nm	nm
Canada	1.05%	0.96%	0.92%	0.65%	1.00%	nm	nm
Total	1.25%	1.23%	1.20%	1.05%	1.16%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.039%	0.039%	0.039%	0.040%	0.039%	nm	nm
Canada	0.103%	0.112%	0.106%	0.115%	0.091%	nm	nm
Total	0.049%	0.050%	0.050%	0.052%	0.047%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.77	$4.08	$4.17	$4.22	$3.48	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,261.9	$1,336.1	$1,247.8	$1,300.3	$1,298.6	$36.7	2.9%
Canada Retail Mutual Funds	424.0	357.0	314.8	343.0	437.6	13.6	3.2%
Indexed Annuities	55.5	62.8	51.9	60.1	57.5	2.0	3.6%
Variable Annuities and other	627.1	767.6	668.7	782.2	668.4	41.4	6.6%
Total sales-based revenue generating product sales	2,368.4	2,523.4	2,283.1	2,485.7	2,462.1	93.7	4.0%
Managed Accounts	330.1	381.8	387.5	406.3	453.7	123.7	37.5%
Segregated Funds and other	154.9	135.0	119.8	127.0	149.5	(5.4)	-3.5%
Total product sales	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$211.9	7.4%

Canada Retail Mutual Funds	$424.0	$357.0	$314.8	$343.0	$437.6	$13.6	3.2%
Segregated Funds and other	154.9	135.0	119.8	127.0	149.5	(5.4)	-3.5%
Total Canada product sales	579.0	492.0	434.6	470.0	587.1	8.2	1.4%
Total U.S. product sales	2,274.5	2,548.2	2,355.8	2,549.0	2,478.2	203.8	9.0%
Total product sales	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$211.9	7.4%

Client asset values, beginning of period ($mills)	$81,533	$85,888	$91,735	$91,765	$97,312	$15,779	19.4%
Inflows	2,853	3,040	2,790	3,019	3,065	212	7.4%
Outflows (1)	(1,759)	(1,826)	(1,756)	(1,819)	(1,900)	(141)	-8.0%
Net flows	1,095	1,214	1,034	1,200	1,166	71	6.5%
Foreign currency impact, net	172	200	(323)	42	171	(1)	-0.8%
Change in market value, net and other (2)	3,088	4,433	(681)	4,306	(4,941)	(8,029)	nm
Client asset values, end of period	$85,888	$91,735	$91,765	$97,312	$93,708	$7,820	9.1%
Annualized net flows as % of beginning of period asset values	5.4%	5.7%	4.5%	5.2%	4.8%	1.7%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$41,161	$44,398	$46,113	$47,139	$46,429	$5,269	12.8%
Canada Retail Mutual Funds	10,268	11,256	11,667	11,984	12,119	1,850	18.0%
Managed Accounts	5,295	5,915	6,362	6,772	7,077	1,782	33.7%
Indexed Annuities	2,495	2,541	2,585	2,620	2,650	156	6.2%
Variable Annuities and other	21,291	22,554	23,193	23,567	23,218	1,927	9.0%
Segregated Funds	2,622	2,713	2,732	2,727	2,710	89	3.4%
Total	$83,131	$89,378	$92,652	$94,809	$94,203	$11,072	13.3%

Canada Retail Mutual Funds	$10,268	$11,256	$11,667	$11,984	$12,119	$1,850	18.0%
Segregated Funds	2,622	2,713	2,732	2,727	2,710	89	3.4%
Total Canada average client assets	12,890	13,969	14,399	14,711	14,829	1,939	15.0%
Total U.S. average client assets	70,241	75,409	78,252	80,098	79,374	9,133	13.0%
Total average client assets	$83,131	$89,378	$92,652	$94,809	$94,203	$11,072	13.3%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,115	2,159	2,192	2,218	2,243	128	6.0%
Recordkeeping only	714	741	762	780	797	83	11.6%
Total	2,830	2,899	2,954	2,998	3,040	211	7.5%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)			$21,558	$29,345	$1,278
Other, net (2)			$1,378	$8,159	$4,553
Revenues			$22,937	$37,504	$5,831

Benefits and expenses:
Contract acquisition costs (3)			$23,524	$29,264	$20,649
Adjusted other operating expenses			$7,485	$8,411	$7,868
Adjusted operating benefits and expenses			$31,009	$37,675	$28,517

Adjusted operating income before income taxes including NCI			$(8,072)	$(171)	$(22,686)
Non-controlling interest before income taxes			(1,465)	(540)	(3,668)
Adjusted operating income before income taxes attributable to Primerica, Inc.			$(6,608)	$369	$(19,018)

Senior Health EBITDA
Adjusted operating income before income taxes including NCI			$(8,072)	$(171)	$(22,686)
Less: Amortization of intangibles			(2,900)	(2,900)	(2,600)
Less: Depreciation			(244)	(249)	(245)
Adjusted EBITDA (Including non-controlling interest) (4)			$(4,928)	$2,978	$(19,841)

Financial Analysis and Key Statistics
Senior Health submitted policies (5)			$20,867	$39,142	$26,231
Senior Health approved policies (6)			18,276	32,047	23,594

Primerica representatives Senior Health certified			17,588	26,441	42,147
Senior Health submitted policies sourced by Primerica representatives			319	4,175	988

LTV per approved policy (7)			$1,180	$1,069	$862
CAC per approved policy (7)			$1,287	$913	$875
LTV / CAC multiple			0.9 x	1.2 x	1.0 x

(1)

Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints.  Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different from the estimated constrained LTV’s which we refer to as tail revenue.

(2)	Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition
(3)

Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

(4)	Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments
(5)

Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.

(6)	Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force
(7)	In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$5,713	$5,800	$5,788	$5,020	$5,412	$(301)	-5.3%
Ceded premiums	(1,423)	(1,822)	(1,459)	(1,963)	(1,439)	(16)	-1.2%
Net premiums	4,290	3,978	4,328	3,057	3,973	(317)	-7.4%
Allocated net investment income	12,592	11,954	11,321	10,738	9,559	(3,033)	-24.1%
Commissions and fees:
Prepaid Legal Services	4,783	5,182	6,712	4,085	4,287	(496)	-10.4%
Auto and Homeowners Insurance	1,787	2,101	2,436	1,971	1,591	(195)	-10.9%
Mortgage loans	4,960	6,061	6,719	6,598	4,818	(142)	-2.9%
Other sales commissions	2,041	2,291	2,129	2,307	1,932	(110)	-5.4%
Other, net	836	1,040	1,101	992	1,117	281	33.7%
Adjusted operating revenues	31,288	32,607	34,746	29,746	27,276	(4,012)	-12.8%

Benefits and expenses:
Benefits and claims	4,826	5,859	3,728	4,443	4,166	(660)	-13.7%
Amortization of DAC	246	264	347	203	255	10	4.0%
Insurance commissions	299	306	320	246	282	(17)	-5.8%
Insurance expenses	1,391	1,327	1,367	1,257	1,237	(154)	-11.1%
Sales commissions	6,434	7,185	8,290	6,839	5,952	(482)	-7.5%
Interest expense	7,145	7,141	7,529	8,804	6,853	(292)	-4.1%
Adjusted other operating expenses	35,211	27,413	26,695	30,301	36,475	1,263	3.6%
Adjusted benefits and expenses	55,551	49,495	48,277	52,093	55,219	(333)	-0.6%
Adjusted operating income before income taxes	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(27,943)	$(3,680)	-15.2%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2022
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$407,075	$407,075	$-	12.9%	12.5%

Fixed Income:
Treasury	38,965	39,317	(353)	1.2%	1.2%	1.03%	AAA
Government	245,414	253,303	(7,889)	7.8%	7.8%	2.87%	AA-
Tax-Exempt Municipal	38,239	39,219	(980)	1.2%	1.2%	2.72%	AA
Corporate	1,433,603	1,466,999	(33,396)	45.4%	45.2%	3.35%	BBB+
Mortgage Backed	461,247	484,171	(22,923)	14.6%	14.9%	2.76%	AAA
Asset Backed	132,066	137,521	(5,455)	4.2%	4.2%	2.94%	AA-
Cmbs	142,865	147,425	(4,560)	4.5%	4.5%	3.04%	AA-
Private	219,930	228,830	(8,900)	7.0%	7.1%	3.90%	BBB
Redeemable Preferred	5,518	5,448	70	0.2%	0.2%	5.46%	BBB
Total Fixed Income	2,717,848	2,802,235	(84,386)	86.0%	86.3%	3.18%	A

Equities and Other:
Perpetual Preferred	9,600	9,600	-	0.3%	0.3%
Common Stock	19,952	19,952	(0)	0.6%	0.6%
Mutual Fund	6,637	6,637	0	0.2%	0.2%
Derivatives	-	-	-	0.0%	0.0%
Total Equities	36,190	36,190	(0)	1.1%	1.1%

Total Invested Assets	$3,161,113	$3,245,499	$(84,386)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$167,129	$172,403	$(5,274)	11.7%	11.8%
Consumer Non Cyclical	165,272	169,075	(3,803)	11.5%	11.5%
Energy	148,788	150,646	(1,858)	10.4%	10.3%
Reits	138,246	142,719	(4,473)	9.6%	9.7%
Banking	126,476	127,687	(1,212)	8.8%	8.7%
Technology	116,154	117,550	(1,396)	8.1%	8.0%
Consumer Cyclical	101,779	104,853	(3,074)	7.1%	7.1%
Capital Goods	76,970	79,021	(2,051)	5.4%	5.4%
Electric	68,308	69,309	(1,001)	4.8%	4.7%
Basic Industry	65,549	67,011	(1,462)	4.6%	4.6%
Transportation	61,191	62,762	(1,571)	4.3%	4.3%
Brokerage	56,493	57,934	(1,440)	3.9%	3.9%
Communications	54,906	55,284	(378)	3.8%	3.8%
Finance Companies	54,861	57,731	(2,869)	3.8%	3.9%
Industrial Other	10,245	10,496	(251)	0.7%	0.7%
Financial Other	9,129	9,579	(450)	0.6%	0.7%
Natural Gas	5,049	5,228	(180)	0.4%	0.4%
Utility Other	5,012	5,387	(375)	0.3%	0.4%
Owned No Guarantee	2,047	2,325	(278)	0.1%	0.2%
Total Corporate portfolio	$1,433,603	$1,466,999	$(33,396)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$286,145	$284,489	$1,657	10.5%	10.2%	2.86%
1-2 Yrs.	222,412	221,613	799	8.2%	7.9%	3.68%
2-5 Yrs.	855,677	865,379	(9,702)	31.5%	30.9%	3.38%
5-10 Yrs.	1,079,035	1,139,929	(60,894)	39.7%	40.7%	2.96%
> 10 Yrs.	274,578	290,825	(16,247)	10.1%	10.4%	3.35%
Total Fixed Income	$2,717,848	$2,802,235	$(84,386)	100.0%	100.0%	3.18%

Duration

Fixed Income portfolio duration	4.9	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of March 31, 2022	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$590,961	21.1%
AA	313,238	11.2%
A	663,470	23.7%
BBB	1,114,465	39.8%
Below Investment Grade	85,535	3.1%
NA	34,566	1.2%
Total Fixed Income	$2,802,235	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$12,496	0.9%	AAA	$-	—
AA	72,344	4.9%	AA	5,398	2.4%
A	405,455	27.6%	A	36,128	15.8%
BBB	909,176	62.0%	BBB	174,775	76.4%
Below Investment Grade	67,351	4.6%	Below Investment Grade	12,528	5.5%
NA	176	0.0%	NA	-	—
Total Corporate	$1,466,999	100.0%	Total Private	$228,830	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$68,018	46.1%	AAA	$434,412	89.7%
AA	8,981	6.1%	AA	49,493	10.2%
A	70,426	47.8%	A	154	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	79	0.0%
NA	-	—	NA	32	0.0%
Total CMBS	$147,425	100.0%	Total Mortgage-Backed	$484,171	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$13,556	9.9%	AAA	$59,514	20.5%
AA	6,678	4.9%	AA	140,753	48.4%
A	72,211	52.5%	A	74,021	25.5%
BBB	8,573	6.2%	BBB	13,088	4.5%
Below Investment Grade	2,145	1.6%	Below Investment Grade	3,430	1.2%
NA	34,358	25.0%	NA	0	0.0%
Total Asset-Backed	$137,521	100.0%	Total Treasury & Government	$290,807	100.0%

NAIC Designations

1	$1,323,534	53.5%
2	1,052,805	42.6%
3	85,004	3.4%
4	5,590	0.2%
5	691	0.0%
6	4,308	0.2%
U.S. Insurer Fixed Income (2)	2,471,931	100.0%
Other (3)	366,493
Cash and cash equivalents	407,075
Total Invested Assets	$3,245,499

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,020	$20,155	$19,860	$20,328	$20,889	$869	4.3%
Fixed-maturity securities (held-to-maturity)	15,146	15,495	15,741	15,825	15,515	369	2.4%
Equity Securities	391	411	413	416	387	(4)	-1.1%
Deposit asset underlying 10% reinsurance treaty	1,368	1,238	987	785	589	(779)	-56.9%
Deposit asset - Mark to Market	(793)	(170)	(640)	(899)	(2,099)	(1,306)	nm
Policy loans and other invested assets	231	98	289	401	102	(129)	-55.9%
Cash & cash equivalents	119	156	96	85	125	6	5.3%
Total investment income	36,483	37,383	36,746	36,940	35,508	(975)	-2.7%
Investment expenses	1,284	1,353	1,004	1,114	1,088	(196)	-15.3%
Interest Expense on Surplus Note	15,146	15,495	15,741	15,825	15,515	369	2.4%
Net investment income	$20,052	$20,535	$20,001	$20,001	$18,905	$(1,147)	-5.7%
Fixed income book yield, end of period	3.30%	3.31%	3.23%	3.12%	3.18%
New money yield	1.72%	2.68%	2.21%	1.60%	3.37%

						YOY Q1
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.6%	16.5%	18.0%	18.7%	21.0%	4.4%
AA	12.2%	11.6%	11.0%	11.8%	11.2%	-1.0%
A	23.0%	22.1%	23.6%	24.4%	23.7%	0.7%
BBB	44.0%	45.5%	42.9%	40.8%	39.8%	-4.2%
Below Investment Grade	4.1%	4.2%	4.1%	3.5%	3.1%	-1.0%
NA	0.1%	0.1%	0.3%	0.8%	1.2%	1.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A-	A-	A	A	A

		As of March 31, 2022				As of March 31, 2022			As of March 31, 2022
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$17,054	$17,505	AAA	Canada	$96,017	$96,975	AAA	$2,053	$2,131
2	Province of Ontario Canada	13,940	14,140	A+	Australia	26,547	26,585	AA	8,717	8,657
3	Province of Quebec Canada	13,283	13,234	AA-	United Kingdom	17,848	17,754	A	14,694	15,240
4	Morgan Stanley	13,072	13,079	BBB+	Cayman Islands	15,325	15,595	BBB	11,416	11,647
5	TC Energy Corp	11,993	12,583	BBB+	Japan	10,285	10,198	Below Investment Grade	3,136	3,430
6	Province of Alberta Canada	11,919	12,319	A	Ireland	9,223	9,458	NA	—	—
7	ConocoPhillips	11,507	11,060	A-	Bermuda	8,916	8,902	Total	$40,015	$41,105
8	Enbridge Inc	11,340	11,708	BBB+	France	8,251	8,192
9	Manulife Financial Corp	10,418	10,434	A	Mexico	7,095	7,575
10	Oracle Corp	10,285	10,274	BBB+	Netherlands	6,061	5,456	Non-Government Investments (1)
11	Capital One Financial Corp	9,904	9,811	BBB	Supranational	4,567	4,620
12	Ontario Teachers' Pension Plan	9,820	10,201	AA+	Switzerland	4,400	4,536	AAA	$2,975	$2,999
13	Western & Southern Mutual Holdings Co	9,364	9,580	AA-	Brazil	4,271	4,368	AA	4,412	4,429
14	Fairfax Financial Holdings Ltd	9,153	9,854	BBB-	Israel	3,693	3,554	A	56,133	56,126
15	Kemper Corp	8,998	9,096	BBB	Luxembourg	3,450	3,500	BBB	138,498	139,711
16	Province of British Columbia Canada	8,775	8,893	AA+	Emerging Markets (2)	13,746	14,389	Below Investment Grade	12,330	12,140
17	Province of Newfoundland and Labrador	8,752	8,913	A	All Other	18,685	18,842	NA	4,018	3,990
18	Entergy Corp	8,691	9,008	BBB+	Total	$258,380	$260,501	Total	$218,365	$219,396
19	Province of New Brunswick Canada	8,628	8,660	A+
20	Bristol-Myers Squibb Co	8,555	8,608	A+
21	GATX Corp	7,930	7,792	BBB
22	Bunge Ltd	7,785	8,146	BBB
23	The Williams Cos Inc	7,775	8,091	BBB
24	Realty Income Corp	7,736	7,871	A-
25	Air Lease Corp	7,521	7,882	BBB
	Total	$254,198	$258,741

	% of total fixed income portfolio	8.0%	8.0%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

17 of 18

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2017	2018	2019	2020	2021	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022

Recruits	303,867	290,886	282,207	400,345	349,374	94,633	89,285	91,884	73,572	84,707

Life-insurance licensed sales force, beginning of period	116,827	126,121	130,736	130,522	134,907	134,907	132,030	132,041	130,023	129,515
New life-licensed representatives	48,535	48,041	44,739	48,106	39,622	10,833	10,112	9,381	9,296	9,983
Non-renewal and terminated representatives	(39,241)	(43,426)	(44,953)	(43,721)	(45,014)	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)
Life-insurance licensed sales force, end of period	126,121	130,736	130,522	134,907	129,515	132,030	132,041	130,023	129,515	130,206

Issued term life policies	312,799	301,589	287,809	352,868	323,855	82,667	90,071	75,914	75,203	71,324

Issued term life face amount	$95,635	$95,209	$93,994	$109,436	$108,521	$26,643	$29,981	$26,219	$25,678	$24,773

Term life face amount in force, beginning of period	$728,385	$763,831	$781,041	$808,262	$858,818	$858,818	$869,643	$886,519	$894,018	$903,404
Issued term life face amount	95,635	95,209	93,994	109,436	108,521	26,643	29,981	26,219	25,678	24,773
Terminated term life face amount	(65,958)	(70,291)	(71,519)	(60,848)	(64,798)	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)
Foreign currency impact, net	5,769	(7,708)	4,746	1,968	862	1,422	1,602	(2,480)	319	1,242
Term life face amount in force, end of period	$763,831	$781,041	$808,262	$858,818	$903,404	$869,643	$886,519	$894,018	$903,404	$909,632

Estimated annualized issued term life premium
Premium from new policies	$255.4	$250.8	$244.8	$303.6	$297.2	$74.5	$82.6	$70.7	$69.4	$65.5
Additions and increases in premium	49.5	55.2	60.2	68.9	77.0	18.0	20.3	19.5	19.1	18.4
Total estimated annualized issued term life premium	$304.9	$306.0	$305.0	$372.5	$374.2	$92.5	$103.0	$90.2	$88.5	$83.8

Investment & Savings product sales	$6,192.2	$7,040.1	$7,533.2	$7,842.5	$11,703.1	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4

Investment & Savings average client asset values	$56,791	$61,842	$65,029	$69,709	$89,993	$83,131	$89,378	$92,652	$94,809	$94,203

Closed U.S. Mortgage Volume (brokered)	$—	$—	$31.1	$442.5	$1,229.2	$262.3	$298.6	$337.6	$330.8	$235.9

18 of 18